Nationwide BNY Mellon Core Plus Bond ESG Fund
Summary Prospectus February 28, 2023

Class/Ticker A NWCPX R6 NWCIX Institutional Service Class NWCSX

Before you invest, you may want to review the Fund’s Prospectus, which contains information about the Fund and its risks. The Fund’s Prospectus and Statement of Additional Information, each dated February 28, 2023 (as may be supplemented or revised), are incorporated by reference into this Summary Prospectus. For free paper or electronic copies of the Fund’s Prospectus and other information about the Fund, go to nationwide.com/mutualfundprospectuses, email a request to web_help@nationwide.com or call 800-848-0920, or ask any financial advisor, bank, or broker-dealer who offers shares of the Fund.

Objective
The Nationwide BNY Mellon Core Plus Bond ESG Fund seeks maximum long-term total return, consistent with reasonable risk to principal, by investing primarily in investment grade debt securities of varying maturities.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in the Fund. More information about these and other discounts is available from your financial professional and in “Investing with Nationwide Funds” commencing on page 58 of the Prospectus and in “Additional Information on Purchases and Sales” commencing on page 94 of the Statement of Additional Information. In addition, if you purchase shares through a specific intermediary, you may be subject to different sales charges including reductions in or waivers of such charges. More information about these intermediary-specific sales charge variations is available in Appendix A to the Fund’s Prospectus.
Shareholder Fees (fees paid directly from your investment)
	Class A Shares	Class R6 Shares	Institutional Service Class Shares
Maximum Sales Charge (Load) imposed on purchases (as a percentage of offering price)	4.25%	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A Shares	Class R6 Shares	Institutional Service Class Shares
Management Fees	0.44%	0.44%	0.44%
Distribution and/or Service (12b-1) Fees	0.25%	None	None
Other Expenses	0.14%	0.06%	0.16%
Total Annual Fund Operating Expenses	0.83%	0.50%	0.60%
Fee Waiver/Expense Reimbursement(1)	(0.03)%	(0.03)%	(0.03)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	0.80%	0.47%	0.57%
(1) Nationwide Mutual Funds (the “Trust”) and Nationwide Fund Advisors (the “Adviser”) have entered into a written contract waiving 0.0379% of the management fee to which the Adviser would otherwise be entitled until February 29, 2024. Pursuant to the terms of the written contract, the Adviser is not entitled to recoup any fees it has waived. The written contract may be changed or eliminated only with consent of the Board of Trustees of the Trust.
Example
This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year and no change in expenses, and any expense limitation or fee waivers that
SP-CPB (2/23)
Summary Prospectus February 28, 2023

Nationwide BNY Mellon Core Plus Bond ESG Fund

may apply for the periods indicated above under “Fees and Expenses.” Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A Shares	$503	$676	$863	$1,404
Class R6 Shares	48	157	277	625
Institutional Service Class Shares	58	189	332	747
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 103.72% of the average value of its portfolio.
Principal Investment Strategies
The Fund is designed to provide a diversified portfolio of different types of fixed-income securities. In contrast to a typical core bond strategy, however, the Fund also invests a portion of its assets in fixed-income securities that carry higher risks, but which potentially offer higher investment rewards. The fixed-income securities in which the Fund invests include U.S. and foreign corporate bonds, U.S. government securities, bonds issued by foreign governments, corporate loans, asset-backed securities and mortgage-backed securities. The Fund may invest in securities issued by foreign issuers, including those that are located in emerging market countries, although the Fund does not invest more than 20% of its net assets in emerging market securities. Some foreign securities may be denominated in currencies other than the U.S. dollar.
The Fund invests in mortgage-backed securities. Mortgage-backed securities include either pass-through securities issued by U.S. government agencies, such as Ginnie Mae, Fannie Mae or Freddie Mac, or collateralized mortgage obligations issued either by U.S. government agencies or by private issuers. The Fund may purchase many U.S. agency pass-through securities on a when-issued (also known as “to-be-announced”) basis, and it may also purchase or sell such securities for delayed delivery. When entering into such a transaction, the Fund buys or sells securities with payment and delivery scheduled to take place in the future.
The Fund normally invests primarily in fixed-income securities that are rated, at the time of purchase, investment grade or the unrated equivalent as determined by the Fund’s subadviser. The Fund may, however, invest up to 25% of its net assets at the time of purchase, in high-yield bonds (i.e., “junk bonds”). Under normal circumstances, the Fund invests at least 80% of its net assets in fixed-income securities. Securities in which the Fund invests pay interest on either a fixed-rate or variable-rate basis.
The Fund seeks to achieve its objective by investing in securities offering the highest level of total return while simultaneously managing investment risk. The Fund’s portfolio can be expected to have an average effective duration ranging between three and eight years, although the Fund’s subadviser may lengthen or shorten the Fund’s portfolio duration outside this range depending on its evaluation of market conditions. Duration is an indication of an investment’s “interest rate risk,” or how sensitive an investment may be to changes in interest rates. Bonds with longer durations have higher risk and volatility.
In constructing the Fund’s portfolio, the subadviser relies primarily on proprietary, internally-generated credit research, focusing on both industry/sector analysis and detailed individual security selection. The subadviser seeks to identify investment opportunities based on the relative value of securities. The subadviser analyzes individual issuer credit risk based on factors such as management and depth of experience, competitive advantage, market and product position and overall financial strength.
In addition to considering financial information, the subadviser also evaluates corporate and sovereign issuers based on environmental, social and governance (“ESG”) factors. The subadviser views ESG factors as among the important drivers of investment value, and believes that integrating ESG factors in research and engaging with issuers to improve ESG standards helps in managing portfolio risk. An issuer’s performance across certain ESG criteria is summarized in a proprietary ESG rating, which is calculated and assigned by the subadviser on the basis of proprietary research and/or data obtained from various ESG data providers. The subadviser’s ESG rating for each issuer is derived from multiple factors, which include, but are not limited to:
•Environmental considerations, such as carbon emissions, climate change, biodiversity and environmental benefits;
•Social considerations, such as human rights, diversity and inclusion, labor standards and consumer protection; and
•Governance considerations, such as board structure, succession planning, ownership structure, internal controls and transparency.
Summary Prospectus February 28, 2023

Nationwide BNY Mellon Core Plus Bond ESG Fund

For any particular issuer, the subadviser evaluates the ESG factors that it considers to be the most relevant to the issuer’s industry. The subadviser assigns different weights to key ESG factors according to their relevance to the industry group. For example, carbon emissions are a key environmental factor for automobile manufacturing, while labor management and standards are key social considerations for the retail sector. Consumer protection is a key social factor, and internal controls are a key governance factor, for software and service firms. The overall ESG rating is designed to indicate an issuer’s performance relative to its peers. As a result, the subadviser is able to identify companies which are best-in-class within a sector, even if they are in an industry group potentially exposed to more negative ESG outcomes. ESG scores range from 1 (best) to 5 (worst). Under normal circumstances, the Fund invests at least 80% of its net assets in securities of issuers with an ESG rating of 1, 2, or 3 at the time of investment.
Additionally, the subadviser may purchase impact bonds of issuers with any ESG rating where, in the opinion of the subadviser, the proceeds of the impact bond will be used to achieve an environmental, social, or governance goal and improve the issuer’s overall ESG rating. Typically, the subadviser seeks to invest at least 5% of the Fund’s net assets in impact bonds. Impact bonds are debt securities issued by corporations, governments and agencies in which the proceeds from the securities issued are directed towards projects that aim to achieve environmental, social or labor objectives. Examples include but are not limited to developing renewable energy infrastructure, improving energy efficiency of existing assets, and building social housing units.
The Fund’s subadviser seeks value and may sell a security in anticipation of market declines or credit downgrades or to take advantage of more favorable opportunities. The Fund may engage in active and frequent trading of portfolio securities.
Principal Risks
The Fund cannot guarantee that it will achieve its investment objective.
As with any fund, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. These changes may occur because of:
Interest rate risk – generally, when interest rates go up, the value of fixed-income securities goes down. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter-term securities. To the extent the Fund invests a substantial portion of its assets in fixed-income securities with longer-term maturities, rising interest rates are more likely to cause periods of increased volatility and redemptions, and will cause the value of the Fund's investments to decline significantly. The Federal Reserve Board has begun to raise interest rates after a period of historic lows. The interest earned on the Fund's investments in fixed-income securities may decline when prevailing interest rates fall. Declines in interest rates increase the likelihood that debt obligations will be pre-paid, which, in turn, increases these risks. Very low or negative interest rates will impact the yield of the Fund's investments in fixed-income securities and increase the risk that, if followed by rising interest rates, the Fund's performance will be negatively impacted. The Fund is subject to the risk that the income generated by its investments in fixed-income securities may not keep pace with inflation. Recent and potential future changes in government policy may affect interest rates.
The interest rate of fixed-rate securities is fixed at the time of purchase and does not fluctuate with general market conditions. Floating-rate securities have interest rates that vary with changes to a specific measure, such as the Treasury bill rate. Variable-rate securities have interest rates that change at preset times based on changes to the specific measure.
Credit risk - a bond issuer will default if it is unable to pay the interest or principal when due. If an issuer defaults, the Fund will lose money. This risk is particularly high for high-yield bonds and other securities rated below investment grade. Changes in a bond issuer’s credit rating or the market’s perception of an issuer’s creditworthiness also affect the market price of a bond.
Market risk – the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. This occurs due to numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, and the fluctuation of other stock markets around the world. These risks may be magnified if certain social, political, economic and other conditions and events (such as natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest) adversely interrupt the global economy.
Selection risk – the risk that the securities selected by the Fund’s subadviser will underperform the markets, the relevant indexes or the securities selected by other funds with similar investment objectives and investment strategies.
Prepayment and call risk – certain bonds will be paid off by the issuer more quickly than anticipated. If this happens, the Fund may be required to invest the proceeds in securities with lower yields.
Mortgage-backed and asset-backed securities risks – these securities generally are subject to the same types of risk that apply to other fixed-income securities, such as interest rate risk, credit risk, and prepayment and call risk. Mortgage-backed securities also are subject to extension risk, which is the risk that when interest rates rise, certain mortgage-backed securities will be paid in full by the issuer more slowly than anticipated. This can cause the market value of the security to fall because the market may view its interest rate as low for a
Summary Prospectus February 28, 2023

Nationwide BNY Mellon Core Plus Bond ESG Fund

longer-term investment. Through its investments in mortgage-backed securities, the Fund may have some exposure to subprime loans, as well as to the mortgage and credit markets generally. Subprime loans, which are loans made to borrowers with weakened credit histories, generally have higher default rates than loans that meet government underwriting requirements. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities.
 Collateralized mortgage obligations risk – collateralized mortgage obligations exhibit similar risks to those of mortgage-backed securities but also present certain special risks. Collateralized mortgage obligations are created by dividing the principal and interest payments collected on a pool of mortgages into several revenue streams (tranches) with different priority rights to portions of the underlying mortgage payments. Collateralized mortgage obligation tranches often are specially structured in a manner that provides a variety of investment characteristics, such as yield, effective maturity and interest rate sensitivity. As market conditions change, however, particularly during periods of rapid or unanticipated changes in interest rates, the ability of a collateralized mortgage obligation tranche to provide the anticipated investment characteristics and performance may be significantly reduced. These changes may result in volatility in the market value, and in some instances reduced liquidity, of the collateralized mortgage obligation tranche.
High-yield bonds risk – investing in high-yield bonds and other lower-rated bonds is considered speculative and will subject the Fund to substantial risk of loss due to issuer default, decline in market value due to adverse economic and business developments, sensitivity to changing interest rates, or lack of liquidity.
Corporate loans risk – commercial banks and other financial institutions or institutional investors make corporate loans to companies that need capital to grow or restructure. Borrowers generally pay interest on corporate loans at rates that change in response to changes in market interest rates or the prime rates of U.S. banks. The market for corporate loans may be subject to irregular trading activity, wide bid/ask spreads (difference between the highest price a buyer is willing to pay for an asset and the lowest price that a seller is willing to accept for an asset) and extended trade settlement periods. Corporate loans have speculative characteristics and high risk, and often are referred to as “junk.” Furthermore, investments in corporate loans may not be considered “securities” for certain federal securities laws, and therefore the Fund may not be able to rely on the antifraud protections of the federal securities laws.
Foreign securities risk – foreign securities often are more volatile, harder to price and less liquid than U.S. securities. The prices of foreign securities may be further affected by other factors, such as changes in the exchange rates between the U.S. dollar and the currencies in which the securities are traded.
 Foreign currencies – foreign securities may be denominated or quoted in currencies other than the U.S. dollar. Changes in foreign currency exchange rates affect the value of the Fund’s portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars.
Emerging markets risk – emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets are considered speculative. Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets. Since these markets are smaller than developed markets, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because the Fund will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries are unreliable compared to developed markets. Companies in emerging market countries generally are subject to less stringent financial reporting, accounting and auditing standards than companies in more developed countries. In addition, information about such companies may be less available and reliable. Many emerging markets also have histories of political instability and abrupt changes in policies, and the ability to bring and enforce actions may be limited. Certain emerging markets also face other significant internal or external risks, including the risk of war, nationalization of assets, unexpected market closures and ethnic, religious and racial conflicts.
Environmental, Social and Governance investing risk – the risk that, because the Fund’s ESG strategy will select or exclude securities of certain issuers for reasons other than investment performance, the Fund’s performance will differ from or underperform compared to funds that do not utilize an ESG investing strategy. ESG investing is qualitative and subjective by nature, and there is no guarantee that the factors utilized by the Fund’s subadviser or any judgment exercised by the subadviser will reflect the opinions of any particular investor.
Summary Prospectus February 28, 2023

Nationwide BNY Mellon Core Plus Bond ESG Fund

Impact bond risk – the Fund invests in issuers financing projects that are intended or likely to have a positive environmental, social, or labor impact through investments in impact bonds. Issuers in some industry sectors are more likely to issue impact bonds, and events or factors impacting these sectors will have a greater effect on, and more adversely affect, the Fund than they would a fund that does not invest in impact bonds. Additionally, investments in impact bonds may provide a lower return than investments in non-impact bonds.
Delayed-delivery risk – the risk that the security the Fund buys will lose value prior to its delivery or that the seller will not meet its obligation. If this happens, the Fund will lose the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.
Sovereign debt risk – sovereign debt instruments are subject to the risk that a governmental entity will delay or refuse to pay interest or repay principal on its sovereign debt due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies.
Liquidity risk – when there is little or no active trading market for specific types of securities or instruments, it can become more difficult to sell the securities or instruments at or near their perceived value. An inability to sell a portfolio position can adversely affect the Fund's value or prevent the Fund from being able to take advantage of other investment opportunities. Liquidity risk also includes the risk that the Fund will experience significant net redemptions of its shares at a time when it cannot find willing buyers for its portfolio securities or instruments or can sell its portfolio securities or instruments only at a material loss. To meet redemption requests, the Fund may be forced to sell other securities or instruments that are more liquid, but at unfavorable times and conditions. Investments in foreign securities and high-yield bonds tend to have more exposure to liquidity risk than domestic securities and higher-rated bonds.
U.S. government securities risk – not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the United States. Some obligations are backed only by the credit of the issuing agency or instrumentality, and in some cases there is some risk of default by the issuer. Even if a security is backed by the U.S. Treasury or the full faith and credit of the United States, such guarantee applies only to the timely payment of interest and principal. Neither the U.S. government nor its agencies guarantee the market value of their securities, and interest rate changes, prepayments and other factors will affect the value of U.S. government securities. It is possible that issuers of U.S. government securities will not have the funds to meet their payment obligations in the future.
Portfolio turnover risk – a higher portfolio turnover rate increases transaction costs, may adversely impact the Fund’s performance, and may result in higher taxes when Fund shares are held in a taxable account.
Loss of money is a risk of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance
The Fund has adopted the historical performance of the TS&W Fixed Income Portfolio, a former series of The Advisors’ Inner Circle Fund (the “Predecessor Fund”) as the result of a reorganization in which the Fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund on April 22, 2013. The returns presented for the Fund prior to April 22, 2013 reflect the historical performance of the Predecessor Fund. At the time of the reorganization, the Fund and the Predecessor Fund had substantially similar investment goals and strategies.
The following bar chart and table can help you evaluate the Fund’s potential risks. The bar chart shows how the Fund’s annual total returns have varied from year to year. The table compares the Fund’s average annual total returns to the returns of a broad-based securities index. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available at no cost by visiting nationwide.com/mutualfunds or by calling 800-848-0920.
Effective February 2, 2022, Insight North America LLC became the Fund's subadviser. The performance shown below therefore reflects different principal investment strategies and a different subadviser. If the Fund's current strategies and subadviser had been in place for the periods shown, the performance information would have been different.
Summary Prospectus February 28, 2023

Nationwide BNY Mellon Core Plus Bond ESG Fund

Annual Total Returns– Class R6 Shares
(Years Ended December 31,)

Highest Quarter:	5.85%	–	2Q 2020
Lowest Quarter:	-6.15%	–	2Q 2022
After-tax returns are shown in the table for Class R6 shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-advantaged arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.
The inception date for Class A shares and Institutional Service Class shares is April 24, 2013. Pre-inception historical performance for each of these share classes is based on the previous performance of Class R6 shares (which is based on the previous performance of the Predecessor Fund). Compared to the performance of Class R6 shares, the performance for Class A and Institutional Service Class shares has been adjusted to reflect differences in sales charges, but not differing expenses.
Average Annual Total Returns
(For the Periods Ended December 31, 2022)
	1 Year	5 Years	10 Years
Class A Shares– Before Taxes	-17.12%	-0.78%	0.83%
Class R6 Shares– Before Taxes	-13.16%	0.44%	1.61%
Class R6 Shares– After Taxes on Distributions	-14.25%	-0.93%	0.25%
Class R6 Shares– After Taxes on Distributions and Sales of Shares	-7.77%	-0.17%	0.68%
Institutional Service Class Shares– Before Taxes	-13.23%	0.36%	1.54%
Bloomberg U.S. Aggregate Bond Index (The Index does not pay sales charges, fees, expenses or taxes.)	-13.01%	0.02%	1.06%
Portfolio Management
Investment Adviser
Nationwide Fund Advisors
Subadviser
Insight North America LLC
Portfolio Managers
Portfolio Manager	Title	Length of Service with Fund
Gautam Khanna, CFA, CPA	Head of US Multi Sector Fixed Income	Since 2022
James DiChiaro	Senior Portfolio Manager	Since 2022
Purchase and Sale of Fund Shares
Minimum Initial Investment Class A: $2,000 Class R6: $1,000,000 Institutional Service Class: $50,000 Automatic Asset Accumulation Plan (Class A): $0* * Provided each monthly purchase is at least $50
Minimum Additional Investment Class A: $100 Class R6, Institutional Service Class: no minimum Automatic Asset Accumulation Plan (Class A): $50
In general, you can buy or sell (redeem) shares of the Fund through your broker-dealer or financial intermediary, or by mail or phone on any business day. You can generally pay for shares by check or wire.
To Purchase and Sell (Redeem) Fund Shares
Mail: Nationwide Funds P.O. Box 701 Milwaukee, WI 53201- 0701	Overnight: Nationwide Funds 615 East Michigan Street Third Floor Milwaukee, WI 53202	Website: nationwide.com/ mutualfunds
Phone: 800-848-0920 (toll free). Representatives are available 9 a.m. – 8 p.m. Eastern time, Monday through Friday.
Tax Information
The Fund’s distributions are taxable, and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions may be taxed as ordinary income when withdrawn from the tax-advantaged account.
Summary Prospectus February 28, 2023

Nationwide BNY Mellon Core Plus Bond ESG Fund

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
Summary Prospectus February 28, 2023

Nationwide BNY Mellon Core Plus Bond ESG Fund

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Summary Prospectus February 28, 2023

Nationwide BNY Mellon Core Plus Bond ESG Fund